EXHIBIT 24


            The undersigned, Gene H. Bishop, a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the registration of Southwestern's Cumulative Preferred Stock, $25 par value or $100 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, Coyt Webb, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such registration statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 1994.

                                    /s/ Gene H. Bishop
                                    Gene H. Bishop

            The undersigned, C. Coney Burgess, a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the registration of Southwestern's Cumulative Preferred Stock, $25 par value or $100 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, Coyt Webb, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such registration statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 1994.

                                    /s/ C. Coney Burgess
                                    C. Coney Burgess

            The undersigned, J.C. Chambers, a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the registration of Southwestern's Cumulative Preferred Stock, $25 par value or $100 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, Coyt Webb, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such registration statements and any and amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 1994.

                                    /s/ J.C. Chambers
                                    J.C. Chambers

            The undersigned, Danny H. Conklin, a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the registration of Southwestern's Cumulative Preferred Stock, $25 par value or $100 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, Coyt Webb, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and files such registration statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 1994.

                                    /s/ Danny H. Conklin
                                    Danny H. Conklin

            The undersigned, Giles M. Forbess, a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the registration of Southwestern's Cumulative Preferred Stock, $25 par value or $100 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, Coyt Webb, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such registration statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 1994.

                                    /s/ Giles M. Forbess
                                    Giles M. Forbess

            The undersigned, R.R. Hemminghaus, a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the registration of Southwestern's Cumulative Preferred Stock, $25 par value or $100 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, Coyt Webb, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such registration statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 1994.

                                    /s/ R.R. Hemminghaus
                                    R.R. Hemminghaus

            The undersigned, Don Maddox, a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the registration of Southwestern's Cumulative Preferred Stock, $25 par value or $100 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, Coyt Webb, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such registration statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 1994.

                                    /s/ Don Maddox
                                    Don Maddox

            The undersigned, J. Howard Mock, a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the registration of Southwestern's Cumulative Preferred Stock, $25 par value or $100 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, Coyt Webb, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such registration statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 1994.

                                    /s/ J. Howard Mock
                                    J. Howard Mock

            The undersigned, Shirley Bird Perry, a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the registration of Southwestern's Cumulative Preferred Stock, $25 par value or $100 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, Coyt Webb, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such registration statements and any annd all amendements other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 1994.

                                    /s/ Shirley Bird Perry
                                    Shirley Bird Perry

            The undersigned, Coyt Webb, a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the registration of Southwestern's Cumulative Preferred Stock, $25 par value or $100 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, Coyt Webb, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such registration statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 1994.

                                    /s/ Coyt Webb
                                    Coyt Webb

            The undersigned, Gary W. Wolf, a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the registration of Southwestern's Cumulative Preferred Stock, $25 par value or $100 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, Coyt Webb, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such registration statements and any all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 1994.

                                    /s/ Gary W. Wolf
                                   Gary W. Wolf